Exhibit 99

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Knight Trading Group, Inc. (the “Company”) for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Thomas Joyce, as Chief Executive Officer of the Company, and Robert Turner, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or, 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ THOMAS M. JOYCE
Name:	Thomas M. Joyce
Title:	Chief Executive Officer
Date:	November 11, 2002

/S/ ROBERT I. TURNER
Name:	Robert I. Turner
Title:	Chief Financial Officer
Date:	November 11, 2002